EES TRANSACTION	12 Months Ended
Dec. 31, 2012
Ees Transaction [Abstract]
Ees Transaction

22.

EES TRANSACTION

On July 21, 2009, the Company finalized a series of agreements with Clean Water Partners, LLC ("CWP"), an affiliate of Bledsoe Capital Group, LLC ("Bledsoe"). Under the agreements CWP became a 33% owner of EES, in exchange for up to $10 million as described below. As the owner of the remaining 67% of EES, the Company controlled a majority of the Board of Directors of EES and controls and manages its daily operations. A supermajority vote is required for major matters including the sale of EES. The transaction is summarized on a consolidated basis as follows:

Cash contribution from CWP	$2,500,000
Forgiveness of loan advances from Bledsoe	1,000,000
Future priority distribution to the Company of EES profits	2,500,000
Other possible future priority distributions to the Company	4,000,000

Total transaction amount	$10,000,000

The Company contributed to EES the assets and liabilities of EES Inc., which included $3.1 million of debt due to Bledsoe. CWP contributed $2.5 million in cash plus $1.0 million in loan advances due from the Company. In exchange for payment of $1.5 million and forgiveness of the $1.0 million of loan advances, the Company granted EES an exclusive master license of Ecosphere's patented Ozonix® technologies for global energy fields-of-use. EES is currently serving the domestic onshore oil and gas industry with Ecosphere's patented Ozonix® technologies and Ecos-Frac® suite of products. In addition, the Company will receive a priority distribution of the first $2.5 million of CWP's share of EES profits. An additional $4.0 million is due to the Company upon achievement of a significant event relating to EES, such as the sale of EES.

Finally, amended option agreements entered into on April 14, 2009, which had no accounting effect, and all previous option agreements between the Company, EES Inc. and Bledsoe through which Bledsoe had the right to acquire a 50% interest in the Ozonix® technology for the energy business have been terminated.

On November 9, 2009, EES received $7.5 million from an investor in exchange for a 19% equity interest in EES. In addition, in October 2009, EES received $350,000 from the then Chairman of EES in exchange for a promissory note convertible into a 1% equity interest in EES. On November 9, 2009, the then Chairman converted his note into a 1% equity interest in EES. EES paid a finder's fee equal to a 1.5% equity interest in EES to the Chairman of EES. Following the transaction, the Company owns 52.6% of EES and continues to be the managing member of EES.

For the year ended December 31, 2009 and 2010, the Company allocated 100% of the net loss of EES, $743,417 and $528,277, respectively, to the noncontrolling interests of EES as stipulated in the LLC operating agreement. For fiscal 2011, EES had net income of $3,217,407 of which the first $1,271,694 was allocated entirely to the noncontrolling interest to allow them recovery of previously allocated losses, in accordance with the LLC operating agreement, after which income was allocated to ETI and certain noncontrolling interests based on a formula stipulated in the LLC operating agreement, as amended. On a net basis, $1,690,075 of income was allocated to noncontrolling interests in fiscal 2011 and $815,054 of income was allocated to noncontrolling interests in fiscal 2012.